Long-term Investments	12 Months Ended
Dec. 31, 2025
Long-term Investments
Long-term Investments

Note 13 – Long-term Investments

	Equity investment using the measurement alternative (i)	Total
Balance as of January 1, 2024	$23,426,105	$23,426,105
Additions	-	-
Foreign currency translation adjustment	(639,947)	(639,947)
Balance as of December 31, 2024	22,786,158	22,786,158
Additions	-	-
Share loss from equity investment	-	-
Impairment	(23,140,591)	(23,140,591)
Foreign currency translation adjustment	354,433	354,433
Balance as of December 31, 2025	$-	$-

(i) On January 10, 2018, the Group invested approximately $11,741,011 (RMB120,000,000) to acquire 18% equity interest in Libo Haokun Stone Co., Ltd. (“Libo Haokun”). Libo Haokun holds a government-issued permit and has the exclusive right to mine a 0.11 square-kilometer marble quarry in the central area of Guizhou province, China. Libo Haokun obtained the permit to mine the quarry from the local government in September 2016. The permit was renewed in July 2020 and is further renewable by July 2023. On October 16, 2023, the government approved to extend the right for 5 more years.

On November 29, 2019, the Group entered into an investment agreement (the “Investment Agreement”) with Jingning Zhonggang Mining Co., Ltd. (“Jingning Zhonggang”) through Lishui Tantech to acquire 18% of the equity interest in Fuquan Chengwang Mining Co., Ltd. (“Fuquan Chengwang”), a wholly-owned subsidiary of Jingning Zhonggang, at a price of $6,444,939 (RMB46,323,000). The consideration equals 18% of RMB257.35 million, the value of the mining right under a permit being renewed by Fuquan Chengwang according to an evaluation report. Fuquan Chengwang is a basalt mining company.

Pursuant to the Investment Agreement, Tantech is obligated to pay the consideration within 30 days after Fuquan Chengwang completes the recording process with the local industrial and commerce administration for transfer of the share ownership. Pursuant to the Investment Agreement, after the transfer of the 18% share ownership, if the value of Fuquan Chengwang is lower than RMB257.35 million according to the financial statements audited by an accounting firm approved by the Tantech, Jingning Zhonggang will be obligated to refund to Tantech the overpaid amount. The payment could be in the form of cash, shares, or other assets with the same value, as selected by Tantech.

After a series of transactions and reorganization, since December 31, 2019, the Group and Jingning Zhonggang have owned 18% and 82%, respectively, of Libo Haokun, through Jingning Meizhongkuang Industry Co., Ltd. (“Jingning Meizhongkuang”). Jingning Meizhongkuang owns 100% of Fuquan Chengwang. The Agreements enable Tantech to indirectly hold an 18% stake in Fuquan Chengwang through holding 18% in the equity interest of Jingning Meizhongkuang.

On April 3, 2020, Lishui Ansheng Energy Technology Co., a third party, signed an investment agreement with Jingning Meizhongkuang to invest in Fuquan Chengwang by paying RMB46.5 million to exchange 18% of the interest in Fuquan Chengwang. After the transaction, the Group’s indirect interest in Fuquan Chengwang was diluted from 18% to 14.76% through holding 18% of the equity interest in Jingning Meizhongkuang.

Due to the fact that the Group did not have significant influence over the equity investees, the investments were accounted for using the cost method.

For the year ended December 31, 2025, given the government has imposed prohibitions on mining activities and the local mining policy have been negatively impacted, the Group recorded a full impairment of $23,140,591(RMB166,323,000) on this investment for the year ended December 31, 2025 due to significant uncertainties involved in the future development of such mining property.